                              TWELFTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT,
                AMENDMENT AGREEMENT, AMENDED AND RESTATED PLEDGE
                        AGREEMENT AND SECURITY AGREEMENT


         This Twelfth Amendment to Amended and Restated Credit Agreement, Amendment Agreement, Amended and Restated Pledge Agreement and Security Agreement (this "Amendment") is entered into as of July 8, 2002 between Bank One, NA, with its main office in Chicago, Illinois (successor by merger to Bank One, Michigan) ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation ("Owosso"), Motor Products-Ohio Corporation ("Motor Products Ohio"), Motor Products-Owosso Corporation ("Motor Products Owosso", and collectively with Motor Products Ohio, the "Motor Products Companies"), Ahab Investment Company, DWZM, Inc., SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated, GBMC, Inc., Stature Electric, Inc., Owosso Motor Group, Inc., AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. and Owosso-Delaware, Inc. and f/k/a Cramer Company (collectively, the "Borrowers").

                                    RECITALS

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001, a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002, a Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated February 7, 2002 and an Eleventh Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated May 16, 2002 (as amended, the "Loan Agreement") and two Revolving Credit Notes dated May 16, 2002 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents").

         2. Under the terms of the Loan Agreement, the Borrowers were obligated to permanently reduce the Commitments by $9,000,000 on or before July 1, 2002. The Borrowers indicated to the Banks that they intended to use the proceeds of a proposed sale of the stock of the Motor Products Entities to Hathaway Motion Control Corporation ("Hathaway") to reduce the Commitments.

         3. Owosso has in fact decided to sell all of the stock of the Motor Products Entities and together with Hathaway and the Motor Products Entities has entered into a Stock Purchase Agreement dated July 8, 2002 (the "Stock Purchase Agreement"). However, Owosso has indicated that Hathaway needs additional time to close the sale of certain of its assets to obtain the funds necessary to pay the purchase price required by the Stock Purchase Agreement. Notwithstanding anything in the Stock Purchase Agreement to the contrary, Owosso has represented to the Banks that the sale contemplated by the Stock Purchase Agreement will close by July 31, 2002, allowing the Borrowers to permanently reduce the Commitments in the required amount by that date.

         4. In order to allow the additional time needed to close the sale contemplated by the Stock Purchase Agreement, thereby providing the Borrowers with the funds needed to pay down the Commitments as required by the Loan Agreement, the Borrowers have requested and, subject to the terms hereof, the Banks have agreed to amend the Loan Agreement and the Amendment Agreement.

                                    AGREEMENT

      Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, the Borrowers and the Banks agree as follows:

         A. Section 2.2(d) of the Loan Agreement is amended to change the reference to "July 1, 2002" to instead read "August 1, 2002".

         B. Notwithstanding anything to the contrary in the Amendment Agreement or the other Loan Documents, following the occurrence of an Event of Default under the Amendment Agreement or any of the other Loan Documents (other than the Specified Defaults and the Additional Defaults), the Obligations will accrue interest at a rate that is 3% per annum more than the otherwise applicable interest rate (but in no event higher than the highest rate permitted under applicable law). The fact that the Banks are entitled to receive a higher rate of interest upon the occurrence of an Event of Default is to compensate the Banks for increased administrative and monitoring costs and does not waive or modify any or their rights and remedies in connection with the occurrence of an Event of Default.

         C. Pursuant to the terms of the Stock Purchase Agreement and the Escrow Agreement dated as of July 8, 2002 between Owosso, Hathaway Motion Control Corporation ("Hathaway") and Bank One Trust Company, National Association ("Bank One Trust"), Hathaway paid a $2,000,000 deposit to be held in escrow by Bank One Trust (the "Deposit"). The Borrowers acknowledge and agree that, should the sale contemplated by the Stock Purchase Agreement not close, Owosso may be entitled to receive all or a portion of the Deposit, with any such amounts being paid to Bank One for the account of Owosso in accordance with the terms of the Stock Purchase Agreement. The Borrowers agree that any amounts paid to Bank One with respect to the Deposit should be received by Bank One in its capacity as the Agent and will be applied to permanently reduce the Commitments proportionally. The Borrowers agree to execute any and all documents, including without limitation amendments to the Amendment Agreement and Loan Agreement and amended and restated promissory notes, that the Banks may deem necessary to reflect such a permanent reduction of the Commitments.

         D. The Borrowers further acknowledge and agree that, absent execution of this Amendment, their failure to permanently reduce the Commitments by July 1, 2002 by an additional $9,000,000 would have constituted an Event of Default under the Amendment Agreement and the Loan Documents which would have terminated the Forbearance Period and entitled the Agent, on behalf of the Banks, to exercise its rights and remedies at its discretion. The Borrowers acknowledge and agree that the agreement of the Agent and the Banks to enter into this Amendment shall not be deemed to constitute a consent to or agreement to forbear with respect to any future Events of Default under the Amendment Agreement or the Loan Documents, nor have the Agent and the Banks indicated that they will consent or continue to forbear if the Borrowers are unable to permanently reduce the Commitments by the additional $9,000,000 by August 1, 2002, whether or not sure failure is due to the failure of Hathaway to close the transaction contemplated by the Stock Purchase Agreement.

         E. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement and the Amendment Agreement are to be treated as referring to the Loan Agreement and the Amendment Agreement as amended by this Amendment, and (ii) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         F. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must pay all costs and expenses (including reasonable attorneys' fees) incurred by the Banks in connection with this Amendment.

         G. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents other than obligations and indebtedness under the Reimbursement Agreement and (ii) except to the extent heretofore released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         H. Each Borrower represents and warrants to the Banks that:

              (1) (a) The execution, delivery and performance of this Amendment by the Borrowers and all agreements and documents delivered by Borrowers in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                    (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                    (c) This Amendment and all agreements and documents
               delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

              (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

              (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through June 23, 2002, fairly present such Borrower's financial condition as at such dates and the results of such Borrower's operations for the periods indicated. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

         I. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         J. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         K. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         L. WAIVER OF JURY TRIAL.

              BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         M. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.

BANK ONE, MICHIGAN, f/k/a                                     PNC BANK, NATIONAL
NBD BANK, individually and as Agent                           ASSOCIATION


By: /s/ Patricia S. Carpen                                    By: /s/ Frank P. Devine
    ----------------------                                        -------------------

       Name: Patricia S. Carpen                                       Name: Frank P. Devine

             Title: Vice President                                          Title: Vice President

OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -------------------------                                     -------------------------

       Name: George B. Lemmon, Jr.                                    Name: George B. Lemmon, Jr.

             Title: President                                               Title: President

DWZM, INC.                                                    SMX LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -------------------------                                     -------------------------

       Name: George B. Lemmon, Jr.                                    Name: George B. Lemmon, Jr.

             Title: President                                               Title: President

GBMC, INC.                                                    STATURE ELECTRIC, INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -------------------------                                     -------------------------

       Name: George B. Lemmon, Jr.                                    Name: George B. Lemmon, Jr.

             Title: President                                               Title: Vice-President


                    [Signatures continued on following page]

                    [Signatures continued from previous page]

OWOSSO MOTOR GROUP, INC.                                      AAC LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -------------------------                                     -------------------------

       Name: George B. Lemmon, Jr.                                    Name: George B. Lemmon, Jr.

             Title: President                                               Title: President

OWOSSO-DELAWARE, INC.

By: /s/ George B. Lemmon, Jr.
    -------------------------

       Name: George B. Lemmon, Jr.

             Title: President

MOTOR PRODUCTS-OWOSSO                                         MOTOR PRODUCTS-OHIO
CORPORATION                                                   CORPORATION

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -------------------------                                     -------------------------

       Name: George B. Lemmon, Jr.                                    Name: George B. Lemmon, Jr.

             Title: Vice-President                                          Title: Vice-President